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                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of statements on Schedule 13D (including amendments thereto) with respect to the common stock of Jennifer Convertibles Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this ___th day of February, 2001.

                                                /s/ Harley J. Greenfield
                                                --------------------------------
                                                Harley J. Greenfield

                                                /s/ Edward B. Seidner
                                                --------------------------------
                                                Edward B. Seidner

                                                /s/ Fred J. Love
                                                --------------------------------
                                                Fred J. Love

                                                /s/ Jerome I. Silverman
                                                --------------------------------
                                                Jerome I. Silverman

                                                Jara Enterprises, Inc.,

                                            By: /s/ Fred J. Love
                                                --------------------------------
                                                Fred J. Love, President

                                                Convertible Enterprises, Inc.,

                                            By: /s/ Fred J. Love
                                                --------------------------------
                                                Fred J. Love, President

                                                Bright Star Enterprises, Inc.,

                                            By: /s/ Fred J. Love
                                                --------------------------------
                                                Fred J. Love, President

                                                Jennifer Advertising, Inc.,

                                            By: /s/ Fred J. Love
                                                --------------------------------
                                                Fred J. Love, President